As filed with the Securities and Exchange Commission on September 21, 2009
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM S-8
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
DIEBOLD, INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

OHIO	34-0183970
(State or Other Jurisdiction	(I.R.S. Employer Identification No.)
of Incorporation or Organization)
5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio 44720-8077
(Address of Principal Executive Offices Including Zip Code)
DIEBOLD, INCORPORATED 401(k) SAVINGS PLAN
(Full Title of the Plan)
Warren W. Dettinger, Esq.
Vice President and General Counsel
Diebold, Incorporated
5995 Mayfair Road
North Canton, Ohio 44720
(Name and Address of Agent For Service)
(330) 490-4000
(Telephone Number, Including Area Code, of Agent For Service)
Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.
Large Accelerated Filer ☑	Accelerated Filer ☐	Non-Accelerated Filer ☐ (Do not check if a smaller reporting company)	Smaller Reporting Company ☐
CALCULATION OF REGISTRATION FEE

Title of		Proposed Maxi-	Proposed Maxi-	Amount of
Securities to	Amount to be	mum Offering	mum Aggregate	Registration
be Registered	Registered (1)	Price Per Share (2)	Offering Price (2)	Fee
Common Stock, par value $1.25 per share	2,500,000	$31.76	$79,400,000	$4,430.52

(1)	Pursuant to Rule 416(c) of the Securities Act of 1933 (the “Securities Act”), this Registration Statement also covers an indeterminate number of interests to be offered or sold pursuant to the Plan.

(2)	Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of the Common Stock on the New York Stock Exchange on September 14, 2009, within five business days prior to filing.

     The contents of the registration statement on Form S-8 (Registration No. 33-54677), as filed with the Securities and Exchange Commission on July 22, 1994, to register shares of common stock, par value $1.25 per share (the “Common Stock”), of Diebold, Incorporated, an Ohio corporation (the “Registrant”), to be issued under the Diebold, Incorporated 401(k) Savings Plan (the “Plan”), are hereby incorporated by reference in this Registration Statement. This Registration Statement on Form S-8 is filed for the purpose of registering the sale of an additional 2,500,000 shares of Common Stock under the Plan.
PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
Item 8. Exhibits

Exhibit Number	Description

4(a)	Amended and Restated Articles of Incorporation of the Registrant (filed as Exhibit 3.1(i) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 1994, and incorporated herein by reference (File No. 001-04879)).

4(b)	Certificate of Amendment by Shareholders to Amended Articles of Incorporation of the Registrant (filed as Exhibit 3.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, and incorporated herein by reference (File No. 001-04879)).

4(c)	Certificate of Amendment to Amended Articles of Incorporation of the Registrant (filed as Exhibit 3.3 to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008, and incorporated herein by reference (File No. 001-04879)).

4(d)	Code of Regulations of the Registrant (filed as Exhibit 3.1(ii) to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, and incorporated herein by reference (File No. 001-04879)).

4(e)	Diebold, Incorporated 401(k) Savings Plan (filed as Exhibit 4(c) to the Registrant’s Registration Statement on Form S-8, filed July 22, 1994, and incorporated herein by reference (Registration Statement No. 33-54677)).

4(f)	Amendment No. 1 to Diebold, Incorporated 401(k) Savings Plan, amended and restated effective January 1, 1991 (filed as Exhibit 4(d) to the Registrant’s Registration Statement on Form S-8, filed July 22, 1994, and incorporated herein by reference (Registration No. 33-54677)).

4(g)	Amendment No. 2 to Diebold, Incorporated 401(k) Savings Plan, amended and restated effective January 1, 1991 (filed as Exhibit 4(e) to the Registrant’s Registration Statement on Form S-8, filed July 22, 1994, and incorporated herein by reference (Registration No. 33-54677)).

4(h)	Amendment No. 3 to Diebold, Incorporated 401(k) Savings Plan, amended and restated effective January 1, 1991 (filed as Exhibit 4(f) to the Registrant’s Registration Statement on Form S-8, filed July 22, 1994, and incorporated herein by reference (Registration No. 33-54677)).

23(a)	Consent of KPMG LLP.

23(b)	Consent of Bober, Markey, Fedorovich & Company.

24	Power of Attorney.

SIGNATURES
          The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of North Canton, State of Ohio on September 21, 2009.

DIEBOLD, INCORPORATED
By:	/s/ Warren W. Dettinger
Warren W. Dettinger
Vice President and General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of September 21, 2009.

Signature	Title

/s/ Thomas W. Swidarski Thomas W. Swidarski	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Leslie A. Pierce Leslie A. Pierce	Vice President, Interim Chief Financial Officer and Controller (Principal Financial and Accounting Officer)

/s/ John N. Lauer John N. Lauer	Director

/s/ Phillip R. Cox Phillip R. Cox	Director

/s/ Richard R. Crandall Richard R. Crandall	Director

/s/ Gale S. Fitzgerald Gale S. Fitzgerald	Director

/s/ Phillip B. Lassiter Phillip B. Lassiter	Director

/s/ Eric J. Roorda Eric J. Roorda	Director

/s/ Henry D. G. Wallace Henry D. G. Wallace	Director

/s/ Alan J. Weber Alan J. Weber	Director

*	This registration statement has been signed on behalf of the above officers and directors pursuant to a power of attorney filed as Exhibit 24 to this registration statement.

DATED: September 21, 2009	By:	/s/ Warren W. Dettinger
Warren W. Dettinger
Attorney-in-Fact

          The Plan. Pursuant to the requirements of the Securities Act, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of North Canton, State of Ohio, on September 21, 2009.

DIEBOLD, INCORPORATED 401(k) SAVINGS PLAN By its Plan Administrator: Diebold, Incorporated Benefits Committee
By:	/s/ Sheila M. Rutt
Sheila M. Rutt

EXHIBIT INDEX

Exhibit Number	Description

4(a)	Amended and Restated Articles of Incorporation of the Registrant (filed as Exhibit 3.1(i) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 1994, and incorporated herein by reference (File No. 001-04879)).

4(b)	Certificate of Amendment by Shareholders to Amended Articles of Incorporation of the Registrant (filed as Exhibit 3.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, and incorporated herein by reference (File No. 001-04879)).

4(c)	Certificate of Amendment to Amended Articles of Incorporation of the Registrant (filed as Exhibit 3.3 to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008, and incorporated herein by reference (File No. 001-04879)).

4(d)	Code of Regulations of the Registrant (filed as Exhibit 3.1(ii) to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, and incorporated herein by reference (File No. 001-04879)).

4(e)	Diebold, Incorporated 401(k) Savings Plan (filed as Exhibit 4(c) to the Registrant’s Registration Statement on Form S-8, filed July 22, 1994, and incorporated herein by reference (Registration Statement No. 33-54677)).

4(f)	Amendment No. 1 to Diebold, Incorporated 401(k) Savings Plan, amended and restated effective January 1, 1991 (filed as Exhibit 4(d) to the Registrant’s Registration Statement on Form S-8, filed July 22, 1994, and incorporated herein by reference (Registration No. 33-54677)).

4(g)	Amendment No. 2 to Diebold, Incorporated 401(k) Savings Plan, amended and restated effective January 1, 1991 (filed as Exhibit 4(e) to the Registrant’s Registration Statement on Form S-8, filed July 22, 1994, and incorporated herein by reference (Registration No. 33-54677)).

4(h)	Amendment No. 3 to Diebold, Incorporated 401(k) Savings Plan, amended and restated effective January 1, 1991 (filed as Exhibit 4(f) to the Registrant’s Registration Statement on Form S-8, filed July 22, 1994, and incorporated herein by reference (Registration No. 33-54677)).

23(a)	Consent of KPMG LLP.

23(b)	Consent of Bober, Markey, Fedorovich & Company.

24	Power of Attorney.